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                                                                   Exhibit 10.72

                                AMENDMENT TO THE
                      SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN
                            FOR SELECTED EMPLOYEES OF
                            SCPIE MANAGEMENT COMPANY
            (As Amended and Restated Effective as of January 1, 2001)

     This Amendment to the Supplemental Employee Retirement Plan for Selected Employees of SCPIE Management Company (the "Plan") is effective as of October 23, 2002.

     1. Section 8.2 of the Plan is amended in its entirety to provide the following:

        8.2 Termination; Amendment. The Board shall have the right at any time to declare the Plan terminated completely; provided, however, that the termination of the Plan shall not decrease the accrued interest of any Participant or any other person entitled to payment under the Plan or adversely affect the rights of such individual therein. The Plan may be wholly or partially amended by the Compensation Committee in any manner from time to time, including retroactive amendments necessary to conform to the provisions and requirements of ERISA or the Code or regulations pursuant thereto; provided, however, that no amendment shall decrease the accrued interest of any Participant or any other person entitled to payment under the Plan or adversely affect the rights of such individual therein.

     2. The following shall be added as Appendix A to the Plan:

                                   APPENDIX A
                             GUARANTY OF OBLIGATIONS

        1. The undersigned, SCPIE HOLDINGS, INC. ("Guarantor"), shall unconditionally and irrevocably guarantee to each Participant, or if applicable, to such Participant's Beneficiary, the payment of all benefits (the "Obligation") payable to such Participant pursuant to the terms of the Plan.

        2. No provision of this Guaranty or right of a Participant or a Beneficiary hereunder can be waived in whole or in part, nor can Guarantor be released from its obligations hereunder, except by a writing duly executed by the Participant or the Beneficiary, as applicable.

        3. Except as provided in any other written agreement now or at any time hereafter in force between a Participant or, if applicable, Beneficiary and Guarantor, this Guaranty shall constitute the entire agreement of Guarantor with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the Participant, the Beneficiary or Guarantor unless expressed herein.

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        4. The Guarantor shall not secure or fund this Guaranty by any of the assets of the Guarantor. A Participant's or Beneficiary's rights pursuant to this Guaranty shall be no greater than the rights of any unsecured general creditor of the Guarantor. No rights of any Participant (or Beneficiary) pursuant to this Guaranty shall be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of other than by will or by the laws of descent and distribution, and any such purported sale, exchange, transfer, assignment, pledge, hypothecation or disposition shall be void. The Guarantor shall not recognize any purported sale, exchange, transfer, assignment, pledge, hypothecation, or disposition by any Participant (or Beneficiary) of all or part of his interest hereunder, and such interest shall not be subject in any manner to transfer by operation of law, and shall be exempt from the claims of creditors or other claimants from all order, decrees, levies, garnishment and/or executions and other legal or equitable process or proceedings against the Participant (or Beneficiary) to the fullest extent which may be permitted by law.

        5. Other than as provided above, this Guaranty, where applicable, will be subject to the terms of the Plan.

        EXECUTED as of this 23rd day of October, 2002.

                                  "Guarantor"

                                  SCPIE HOLDINGS, INC.

                                  By:  /s/ DONALD J. ZUK
                                      ----------------------------------------

                                  Its:    Chief Executive Officer
                                          ------------------------

        IN WITNESS WHEREOF, the Corporation hereby executes this Amendment to the Plan.

                                  SCPIE MANAGEMENT COMPANY

                                  By: /s/ Joseph P. Henkes
                                     ---------------------

                                  Title:  Secretary
                                         -------------------------------------

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                                AMENDMENT TO THE
                      SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN
                            FOR SELECTED EMPLOYEES OF
                            SCPIE MANAGEMENT COMPANY
            (As Amended and Restated Effective as of January 1, 2001)

        This Amendment to the Supplemental Employee Retirement Plan for Selected Employees of SCPIE Management Company the (the "Plan") is effective as of the dates set forth herein.

        Schedule A to the Plan is hereby amended in its entirety to read as follows:

                      SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN

                            FOR SELECTED EMPLOYEES OF

                            SCPIE MANAGEMENT COMPANY
            (As Amended and Restated Effective as of January 1, 2001)

                                   SCHEDULE A

                    Participants in the Plan since Inception
                    ----------------------------------------

                               Ronald L. Goldberg
                                Patrick S. Grant
                                Joseph P. Henkes
                                Timothy C. Rivers
                                  Donald J. Zuk

                          New Participants in the Plan
                          ----------------------------

          Robert B. Tschundy (participation effective as of 5/13/2002) Margaret A. McComb (participation effective as of 5/17/2002)

                         Former Participants in the Plan
                         -------------------------------

         Patrick Lo (participation terminated effective as of 5/15/2002)